Exhibit 10.4

Promissory Note
With this note, a total of NTD 100 million shall be paid unconditionally to or his/her designated person on (Date)

And the related covenants are as follows:		Drawer:

1.	This promissory note authorizes Taishin Bank to fill the maturity date, and exempts it from the obligations of issuing a Certificate of Protest and the notification obligation set out under Article 89 of the Law of Negotiable Instruments	Address:

2.	The interest rate of this promissory note shall be calculated as follows from the issuing date of this note:	Drawer
□

The basic lending rate of Taishin Bank and the additional annual percentage rate of

Interests are counted flexibly.

(If there are any changes or adjustments in the above-mentioned basic lending rate or the additional rate, the interests shall be counted based on the changed or adjusted rate.)

Address:
□	Others:	Drawer
	If the payment for the principal and interests mentioned above is delayed, for those delayed part with the overdue time less than six months, liquidated damages shall also be paid with, at 10% of the previously agreed interest rate; for those delayed part with the overdue time more than six months, the liquidated damages shall be paid with, at 20% of the previously agreed interest rate.	Address:
3.	Place of payment:	Drawer

Address:
Date: November 27, 2025
Endorsee
Endorser
Endorser's address
Endorsement date
Note:

The endorser agrees that this promissory note authorizes Taishin Bank to fill the maturity date and exempts it from the obligations of issuing a Certificate of Protest and the notification obligation set out under Article 89 of the Law of Negotiable Instruments.

1

Promissory Note
With this note, a total of USD 2 million shall be paid unconditionally to or his/her designated person on (Date)

And the related covenants are as follows:		Drawer:

1.	This promissory note authorizes Taishin Bank to fill the maturity date, and exempts it from the obligations of issuing a Certificate of Protest and the notification obligation set out under Article 89 of the Law of Negotiable Instruments	Address:

2.	The interest rate of this promissory note shall be calculated as follows from the issuing date of this note:	Drawer
□

The basic lending rate of Taishin Bank and the additional annual percentage rate of

Interests are counted flexibly.

(If there are any changes or adjustments in the above-mentioned basic lending rate or the additional rate, the interests shall be counted based on the changed or adjusted rate.)

Address:
□	Others:	Drawer
	If the payment for the principal and interests mentioned above is delayed, for those delayed part with the overdue time less than six months, liquidated damages shall also be paid with, at 10% of the previously agreed interest rate; for those delayed part with the overdue time more than six months, the liquidated damages shall be paid with, at 20% of the previously agreed interest rate.	Address:
3.	Place of payment:	Drawer

Address:
Date: November 27, 2025
Endorsee
Endorser
Endorser's address
Endorsement date
Note:

The endorser agrees that this promissory note authorizes Taishin Bank to fill the maturity date and exempts it from the obligations of issuing a Certificate of Protest and the notification obligation set out under Article 89 of the Law of Negotiable Instruments.

2